UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)		August 7, 2013
MOKITA, INC.
(Exact name of registrant as specified in its charter)
Nevada	333-167275	46-0525378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7695 SW 104th Street, Suite 210, Miami, Florida		33156
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(305) 663-7140
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items

On August 7, 2013, our company’s board of directors approved a resolution to effect a ten (10) new for one (1) old forward split of our authorized, issued and outstanding shares of common stock.  Upon effect of the forward split, our authorized capital will increase from 100,000,000 shares of common stock to 1,000,000,000 shares of common stock and correspondingly, our issued and outstanding shares of common stock will increase from 7,800,000 to 78,000,000 shares of common stock, all with a par value of $0.001.

This amendment is currently under review with the Financial Industry Regulatory Authority (“FINRA”).  We will announce the completion of FINRA review and the effectiveness of these changes on the market by filing a Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOKITA, INC.
/s/ Irma N. Colón-Alonso
Irma N. Colón-Alonso
President and Director
Date: August 8, 2013